UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): February 8, 2007



                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer

                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02
Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
------------------------------------------------------------------------

Effective February 8, 2007, the Board of Directors of Access
Pharmaceuticals, Inc. (the "Company") elected Estaban Cvitkovik, MD as a member of the Company's Board of Directors. Dr. Cvitkovik also assumed the title of Vice Chairman (Europe) as of that date.

Dr. Cvitkovik is currently a Senior Medical Consultant to AAIOncology, an oncology focused CRO based in France. Recently, the oncology focused CRO Cvitkovic & Associes Consultants, founded by Dr. Cvitkovic
11 years ago, was sold to AAIPharma to become AAIOncology. In addition, he maintains a part-time academic practice including teaching at the Beaujon and St. Louis hospitals in Paris. Dr. Cvitkovic is also Scientific President of the FNAB, a foundation devoted to the furthering of personalized cancer treatments. Together with a small number of collaborators he recently co-founded Oncoethix, a biotech company focused on licensing and co-development of anti-cancer molecules. Dr. Cvitkovic has also held staff and academic appointments at Memorial Sloan Kettering Cancer Center (New York), Columbia Presbyterian (New York), Instituto Mario Negri (Milan), Institute Gustave Roussy (Villejuif), and Hopital Paul St. Louis (Paris).

Effective February 8, 2007, Stuart M. Duty resigned from the Board of
Directors.

Item 9.01
Financial Statements and Exhibits
---------------------------------

A press release is attached as Exhibit 99.1 to this report and is Incorporated herein by this reference, in which the Company announced its new director Estaban Cvitkovik, MD.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer
Dated February 15, 2007

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